                                                                EXHIBIT 1054

                 AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT


         AMENDMENT NO. 1 dated as of February 29, 1996, to LOAN AND SECURITY AGREEMENT, dated as of January 17, 1996 (the "Agreement"), between LEXINGTON PRECISION CORPORATION., and THE CIT GROUP/EQUIPMENT FINANCING, INC. ("Amendment No. 1").

                                    RECITAL
                                    -------
         CIT and Debtor desire to amend the Agreement to provide for, among other things, an adjustment in the method by which the Interest Rate is determined from time to time as hereinafter set forth.

         IN CONSIDERATION OF THE FOREGOING and the mutual covenants and agreements herein contained, CIT and Debtor hereby agree as follows:

         1. DEFINITIONS. Terms defined in the Agreement shall have the same meanings herein unless otherwise defined herein or unless the context clearly requires otherwise.


         2.      AMENDMENTS TO THE AGREEMENT.
                 ---------------------------
         (a) The reference in the definition of "Cash Flow Coverage Ratio" in

Section 1 of Rider A to "February 1, 2002" is hereby changed to "February 1,

2000."

         (b) The definition of "Interest Rate Period" in Section 1 of Rider A is hereby amended in its entirety to read as follows:

                 "INTEREST RATE PERIOD" shall mean each successive one-month period beginning on the day each Loan is made and ending on the day before such date in the subsequent month; PROVIDED, HOWEVER, that if a Loan is made on a day other than the last day of the month, then the first Interest Rate Period shall commence on the day such Loan is made and end on the day before the last day of the month, so that all succeeding Interest Rate Periods shall commence on the last day of the month.

         (c) Section 2 of Rider A is hereby amended in its entirety to read as follows:

                 2. LOAN AND COMMITMENT. The aggregate principal amount of all Loans shall not exceed the lesser of (x) $5,500,000.00 or (y) the sum of (i) $2,600,000 with respect to the items of Equipment presented to CIT which are located in Casa Grande, Arizona; (ii) 100% of the fair market value (as determined by CIT) of the used Equipment set forth on the Appraisal other than those items presented to CIT and located in Casa Grande, Arizona; and (iii) 100% of the Cost (as approved by CIT) of items of new and used Equipment not listed on the Appraisal, which items are satisfactory to CIT. Each Loan shall be in a principal amount of not less than $300,000, and CIT shall not make more than four (4) Loans. Each Loan shall be amortized in level payments of principal. Interest on the unpaid principal balance shall be payable at the rate specified in the Notes. Each Loan shall be payable in forty-eight (48) payments equal payments of principal commencing on April 30, 1996, and interest shall be payable monthly on the last day of each calendar month commencing on April 30, 1996 (in the case of both principal and interest, assuming no Loan is made after April 30, 1996). CIT's Commitment shall terminate on July 31, 1996. The proceeds of each Loan shall be to finance the purchase of, or reimburse Debtor for the cost of, the Equipment.

         (d) The reference in Subsection 3(i) to the Agreement to "the items of

Equipment listed on EXHIBIT 1 hereto" is hereby deleted and replaced with the following: "the 19 items of Equipment presented to CIT for approval prior to the date hereof."

         3.      RATIFICATION.  CIT and Debtor ratify and reaffirm the terms of the Agreement as amended by this Amendment No. 1.


                 IN WITNESS WHEREOF, the parties hereto have caused their duly elected and authorized officers to execute this Amendment No. 1 as of the day and year first written above.


THE CIT GROUP/EQUIPMENT                    LEXINGTON PRECISION CORPORATION
FINANCING, INC.

By:     Richard J. Doherty                                  By:  Warren Delano
   ----------------------------                                  --------------
Title:  Senior Vice President                               Title:  President
      -------------------------                                  --------------




                                       2